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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        February 24, 2000
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                          IMCLONE SYSTEMS INCORPORATED
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               (Exact name of Registrant as Specified in Charter)


          Delaware                      0-19612                   04-2834797
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(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                Number)               Identification No.)


                               180 Varick Street
                               New York, New York                   10014
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code        (212) 645-1405
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     On February 24, 2000, ImClone Systems Incorporated issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         99.1     Press Release dated February 24, 2000.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        IMCLONE SYSTEMS
                                        INCORPORATED


                                        By: /s/ John B. Landes
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                                           Name:  John B. Landes
                                           Title: Vice President, Business
                                                  Development and General
                                                  Counsel

February 24, 2000


                                       2

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                                 EXHIBIT INDEX


99.1     Press Release dated February 24, 2000.